UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 12, 2015

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with a senior notes offering by Argos Merger Sub Inc. (“Merger Sub”), PetSmart, Inc. (“PetSmart”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, which is being disclosed to prospective investors in a confidential preliminary offering memorandum dated February 12, 2015 (the “Preliminary Offering Memorandum”). This information, some of which has not been previously reported (including reconciliations of EBITDA and Adjusted EBITDA to net income; certain unaudited pro forma financial information of PetSmart as of November 2, 2014 and for the 52 weeks ended November 2, 2014, the 39 weeks ended November 2, 2014 and November 3, 2013 and the 52 weeks ended February 2, 2014; the pro forma capitalization table; the pro forma contractual obligations table; and revised disclosure with respect to certain litigation matters), is excerpted from the Preliminary Offering Memorandum. The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by PetSmart, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-looking Statements

This communication contains forward-looking statements regarding, among other things, statements related to PetSmart’s expectations for future performance, expectations regarding PetSmart’s profit improvement program, goals, plans, objectives and future events. PetSmart intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger, dated as of December 14, 2014, by and among Merger Sub, Argos Holdings Inc. and PetSmart (the “merger agreement”), (2) the failure to obtain PetSmart stockholder approval or the failure to satisfy any of the other closing conditions, (3) the risks related to the debt financing arrangements entered into in connection with the merger agreement, (4) the risks related to disruption of management’s attention from PetSmart’s ongoing business operations due to the transaction, (5) the effect of the announcement of the transaction on the ability of PetSmart to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) changes in general economic conditions, (7) the effectiveness of PetSmart’s profit improvement program in reducing costs and increasing profitability, (8) conditions affecting customer transactions and average ticket including, but not limited to, weather conditions or other seasonal events, (9) PetSmart’s ability to compete effectively and maintain PetSmart’s supply chain, (10) PetSmart’s ability to effectively manage its growth and operations, (11) changes in PetSmart’s structure, and (12) changes in the legal or regulatory environment. Additional risks are described under Item 1A, “Risk Factors,” in PetSmart periodic filings with the SEC, including PetSmart’s annual report on Form 10-K for the year ended February 2, 2014 filed on March 27, 2014 and in PetSmart’s subsequently filed Form 10-Qs. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. PetSmart does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction, PetSmart has filed with the SEC a definitive proxy statement and other documents relating to the proposed merger, including a form of proxy card, on February 2, 2015. The definitive proxy statement and form of proxy card have been mailed to PetSmart’s stockholders. BEFORE MAKING ANY VOTING DECISION, PETSMART’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. A free copy of documents filed by PetSmart may be obtained at the SEC’s website at www.sec.gov and PetSmart’s website at www.petsmartfacts.com. In addition, investors and security holders may obtain a free copy of PetSmart’s definitive proxy statement and other documents filed by PetSmart by directing a re-quest to PetSmart Investor Relations, 19601 N. 27th Avenue, Phoenix, AZ 85027, (623) 587-2025.

PetSmart and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from PetSmart stockholders with respect to the pro-posed acquisition of PetSmart. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PetSmart’s Annual Report on Form 10-K for the fiscal year ended February 2, 2014, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of PetSmart is included in the definitive proxy statement and other relevant documents filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and PetSmart’s website at www.petsmartfacts.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Excerpts from the Argos Merger Sub Inc. Confidential Preliminary Offering Memorandum, dated February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

Dated: February 12, 2015	By:	/s/ J. Dale Brunk
J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the Argos Merger Sub Inc. Confidential Preliminary Offering Memorandum, dated February 12, 2015*

*	This Exhibit is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by PetSmart, Inc. under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.